Events after the balance sheet date	6 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date
5.3 Events after the balance sheet date

On July 7, 2023, On entered into a CHF 700 million multicurrency credit facility agreement. On has an option to increase the total availability of borrowings under the facility in an aggregate amount of up to CHF 200 million, subject to the satisfaction of certain customary conditions. As of the date hereof, we have not drawn cash under this credit facility and we do not currently expect to draw cash from the facility agreement in the near term. We entered into the facility agreement as part of our prudent financial planning strategy to create future financial flexibility to better align with the size and maturity of the Company. The proceeds of any borrowings under the facility agreement may be used towards the financing of working capital requirements and for general corporate purposes of the Group, including the roll-in of certain existing bank guarantees and the issuance of new bank guarantees. The facility agreement has an initial term of three years and may be extended twice for a period of one year each.
As of July 7, 2023, the bank guarantees mentioned in 4.8 Commitments and contingencies have been rolled into this new facilities agreement and we no longer have any restricted cash as mentioned in 4.1 Cash and cash equivalents.